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                                April 30, 2002
                          As Amended, August 5, 2002
                             and January 13, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                           SMITH BARNEY FUNDS, INC.
                               125 Broad Street
                           New York, New York 10004

   Smith Barney Funds, Inc. (the "fund") currently consists of three portfolios: Large Cap Value Fund, U.S. Government Securities Fund and Short-Term High Grade Bond Fund (collectively referred to as the "portfolios" and individually as a "portfolio"). The Large Cap Value Fund had been named the "Equity Portfolio" prior to February 20, 1998. The Short-Term High Grade Bond Fund had been named Short-Term U.S. Treasury Securities Fund prior to July 2, 1998.

   This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide more detailed information about Smith Barney Funds, Inc. as well as matters already discussed in the associated prospectuses, each dated April 30, 2002, as amended and/or supplemented from time to time. Additional information about each portfolio's investments is available in the portfolios' annual and semi-annual reports to shareholders. Each portfolio's prospectus and report may be obtained from the fund at the address listed above or by calling
(800) 451-2010, or from a broker/dealer, financial intermediary, or a financial institution (each called a "Service Agent") or by writing or calling the fund at the address set forth above.

                               TABLE OF CONTENTS

                                                               Page
                                                               ----
            Investment Objectives and Investment Policies.....   2
            Investment Restrictions...........................  12
            Directors and Officers............................  13
            Dividends, Distributions and Taxes................  17
            IRA and Other Prototype Retirement Plans..........  21
            Performance Information...........................  22
            Valuation of Shares...............................  25
            Purchase and Redemption of Shares.................  26
            Investment Management Agreement and Other Services  34
            Additional Information about the Manager..........  38
            Custodian.........................................  38
            Transfer Agent and Sub-Transfer Agent.............  39
            Independent Auditors..............................  39
            Additional Information about the Fund.............  39
            Voting............................................  40
            Annual and Semi-Annual Reports....................  44
            Financial Statements..............................  44
            Other Information.................................  45
            Appendix--Ratings of Debt Obligations.............  46

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                 INVESTMENT OBJECTIVES AND INVESTMENT POLICIES

   The prospectus describes the investment objectives and policies of each portfolio. The following discussion supplements the description of each portfolio's investment policies in the prospectus. The investment objectives and policies of each portfolio are non-fundamental and thus may be modified by the Directors of the fund provided that any modification is not prohibited by the portfolios' investment restrictions or applicable laws. Each portfolio's investment adviser is Smith Barney Fund Management LLC, ("SBFM" or the "manager").

   Large Cap Value Fund. The portfolio invests under normal market conditions, in equity securities or other investments with similar economic characteristics, although the fund has the authority to invest in some interest-paying debt obligations (such as U.S. government obligations, investment grade bonds and debentures), the portfolio manager under current market conditions has no present intent to make such investments. The portfolio manager may also invest in high quality short-term debt obligations (such as commercial paper and repurchase agreements collateralized by U.S. government securities with broker/dealers or other financial institutions, including the fund's custodian). Under normal market conditions, at least 80% or more of the portfolio's net assets plus any borrowings for investment purposes will be invested in common stocks of companies that have a market capitalization of at least $5 billion at the time of investment. The portfolio may also purchase preferred stocks and convertible securities. From time to time, a portion of the assets may be invested in non-dividend paying stocks. The portfolio may make investments in foreign securities, although the manager currently intends to limit such investments to 5% of the portfolio's assets (including European, Continental and Global Depositary Receipts). An additional 10% of its assets may be invested in sponsored American Depositary Receipts representing shares in foreign securities that are traded in U.S. securities markets.

   The portfolio may also invest in options (including swaps, caps, collars and floors), unseasoned issuers, REITS and other investment companies and may borrow money as a temporary measure for extraordinary or emergency purposes.

   U.S. Government Securities Fund. The portfolio invests in Government National Mortgage Association ("GNMA") Certificates of the modified pass-through type and in mortgage participation certificates issued by the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") and will also normally include other "U.S. government obligations," i.e., obligations issued or guaranteed by the United States, its agencies or instrumentalities.

   Under normal market conditions, the portfolio will seek to invest substantially all of its net assets, plus any borrowings for investment purposes, and the portfolio will invest not less than 80% of its assets--in such securities. As a hedge against changes in interest rates, the portfolio may enter into agreements with dealers in GNMA Certificates to purchase or sell an agreed-upon principal amount of GNMA Certificates at a specified price on a certain date; provided, however, that settlement occurs within 120 days of the trade date.

   Short-Term High Grade Bond Fund. The portfolio will seek to achieve its objective by investing at least 80% of its net assets, plus any borrowings for investment purposes, under normal market conditions, in high-grade bonds, including U.S. Government securities and corporate obligations. The portfolio's investments will be limited to debt securities that, at the time of investment, are considered to be of "investment grade" quality, i.e., securities rated by a nationally recognized statistical rating organization ("NRSRO") within one of the four highest ratings categories for debt securities, or securities deemed comparable thereto by the manager. In addition, the portfolio will invest at least 80% of the portfolio in the following securities: corporate bonds rated in one of the three highest categories for debt securities by an NRSRO (such as A or better by Moody's Investor Service, Inc. ("Moodys") or Standard & Poor's Rating Group ("S&P")); U.S. government securities; and negotiable bank certificates of deposit and bankers' acceptances issued by domestic banks (but not their foreign branches) having total assets in excess of $1 billion.

   In an effort to minimize fluctuations in market value, the dollar-weighted average maturity of the portfolio's securities shall normally not be less than one nor more than four years, and the average duration of the portfolio

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will typically be no greater than 3.5 years. The maximum remaining maturity of the securities in which the portfolio shall normally invest will be no greater than ten years. In calculating the maturity of a mortgage-backed security (such as a GNMA Certificate, described below), the portfolio will use the average life of the underlying mortgages in the pool backing the security, which takes into account the expected rate of prepayments.

   The portfolio may maintain a portion of its assets, which will usually not exceed 10%, in money market obligations and in cash to provide for payment of the portfolio's expenses and to meet redemption requests. It is the policy of the portfolio to be as fully invested in debt securities as practicable at all times. The portfolio reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

Fixed Income Securities

   Credit Quality. Each portfolio may invest in investment grade bonds, i.e. U.S. government securities or bonds rated, at the time of purchase, in the four highest ratings categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P. Obligations rated in the lowest of the top four rating categories (such as Baa by Moody's or BBB by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the portfolio. In addition, it is possible that Moody's, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a portfolio, although the manager will consider these events in determining whether the portfolio should continue to hold the securities.

   U.S. Government Securities. U.S. government securities are obligations of, or are guaranteed by, the United States government, its agencies or instrumentalities. These include bills, certificates of indebtedness, and notes and bonds issued by the U.S. treasury or by agencies or instrumentalities of the U.S. government. Some U.S. government securities, such as U.S. treasury bills and bonds, are supported by the full faith and credit of the U.S. treasury; others are supported by the right of the issuer to borrow from the United States treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association and the FHLMC are supported only by the credit of the instrumentality. GNMA is a government-chartered corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. FHLMC is a U.S. government-created entity controlled by the Federal Home Loan Banks.

   GNMA Securities. GNMA Certificates are debt securities issued by a mortgage banker or other mortgagee representing an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Scheduled payments of principal and interest are made each month to holders of GNMA Certificates (such as the U.S. Government Securities portfolio). Unscheduled prepayments of mortgages are passed through to holders of GNMA Certificates at par with the regular monthly payments of principal and interest, which have the effect of reducing future payments on such Certificates and either increasing or decreasing the yield realized by the portfolio, depending on the cost of the underlying Certificate and its market value at the time of prepayment. The income portions of monthly payments received by these portfolios will be included in their net investment income. The average life of GNMA Certificates varies with the maturities of the underlying mortgages (with maximum maturities of 30 years) but is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, refinancing of such mortgages or foreclosure.

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   GNMA Certificates have historically involved no credit risk, however, due to fluctuations in interest rates, the market value of such securities will vary during the period of a shareholder's investment in the U.S. Government Securities portfolio. Prepayments and scheduled payments of principal will be reinvested by the U.S. Government Securities portfolio in then available GNMA Certificates which may bear interest at a rate lower or higher than the Certificate from which the payment was received. As with other debt securities, the price of GNMA Certificates is likely to decrease in times of rising interest rates; however, in periods of falling interest rates the potential for prepayment may reduce the general upward price increase of GNMA Certificates that might otherwise occur. If a portfolio buys GNMA Certificates at a premium, mortgage foreclosures or prepayments may result in a loss to the portfolio of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

   Zero Coupon Bonds. The U.S. Government Securities Fund and Short-Term High Grade Bond Fund may each invest in zero-coupon debt securities, which may be subject to greater volatility than other types of debt securities. Because zero-coupon securities do not make interest payments, such securities may fall more dramatically when interest rates rise than securities paying out interest on a current basis. However, when interest rates fall, zero-coupon securities may rise more rapidly in value because the securities have locked-in a particular rate of reinvestment that becomes more attractive the further rates fall.

   Mortgage-Backed Securities. Mortgage-backed securities are either issued by U.S. government agencies or instrumentalities or, if privately issued, collateralized by mortgages that are insured, guaranteed or otherwise backed by the U.S. government or its agencies or instrumentalities. These agencies and instrumentalities include GNMA, FNMA and FHLMC. Privately-issued mortgage securities are typically issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the above institutions.

   Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans. Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.

   The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Faster or slower than expected prepayments may reduce the value of mortgage-backed securities in a fund's portfolio. Therefore, under certain interest and prepayment rate scenarios, a fund may fail to recover the full amount of its investment in mortgage-backed securities, notwithstanding any direct or indirect governmental or agency guarantee.

   Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds at "locking in" a specified interest rate. Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-backed securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.

   A fund's investments in mortgage-backed securities may include conventional mortgage passthrough securities, stripped mortgage-backed securities (SMBS) and certain classes of multiple class collateralized mortgage obligations (CMOs). Examples of SMBS include interest only and principal only securities. Senior CMO classes will typically have priority over residual CMO classes as to the receipt of principal and/or interest payments on the underlying mortgages.

   The CMO classes in which a fund may invest include sequential and parallel pay CMOs, including planned amortization class (PAC) and target amortization class (TAC) securities. A fund may also invest in the floating rate mortgage-backed securities listed under "Structured Mortgage-Backed Securities."

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   Structured Mortgage-Backed Securities.  A portfolio may invest in structured mortgage-backed securities. The interest rate or, in some cases, the principal payable at the maturity of a structured security may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators ("reference prices"). A structured security may be leveraged to the extent that the magnitude of any change in the interest rate or principal payable on a structured security is a multiple of the change in the reference price. Thus, structured securities may decline in value due to adverse market changes in reference prices.

   The structured securities purchased by a portfolio may include interest only
(IO) and principal only (PO) securities, floating rate securities linked to the Cost of Funds Index (COFI floaters), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), leveraged floating rate securities ("super floaters"), leveraged inverse floating rate securities ("inverse floaters"), leveraged or super IOs and POs, inverse IOs, dual index floaters and range floaters.

   Mortgage Dollar Rolls. The U.S. Government Securities Fund may invest up to 33 1/3% of its assets in mortgage dollar roll transactions, where the U.S. Government Securities Fund sells a mortgage related security and simultaneously agrees to repurchase, at a future date, another mortgage related security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The benefits from these transactions depend on the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The U.S. Government Securities Fund may lose money if the the securities to be repurchased decline in value before the date of repurchase.

   Risks of Mortgage-Backed Securities. Many mortgage-backed and structured securities are considered to be derivative instruments. Different types of derivative securities are subject to different combinations of prepayment, extension, interest rate and/or other market risks. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. PACs, TACs and other senior classes of sequential and parallel pay CMOs involve less exposure to prepayment, extension and interest rate risk than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars."

   The risk of early prepayments is the primary risk associated with mortgage IOs, super floaters and other leveraged floating rate mortgage-backed securities. The primary risks associated with COFI floaters, other "lagging rate" floaters, capped floaters, inverse floaters, POs and leveraged inverse IOs are the potential extension of average life and/or depreciation due to rising interest rates. The residual classes of CMOs are subject to both prepayment and extension risk.

   Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates.

   In addition to the interest rate, prepayment and extension risks described above, the risks associated with transactions in these securities may include:
(1) leverage and volatility risk and (2) liquidity and valuation risk. Derivative securities may sometimes increase or leverage a portfolio's exposure to a particular market risk. Leverage enhances the price volatility of derivative securities held by a portfolio.

   Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. For thinly traded derivative securities, the only source of price quotations may be the selling dealer.

Equity Securities

   Common Stock. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything.

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However, any assets of the company exceeding the amount owed to creditors or preferred shareholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

   Preferred Stock. Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stock is entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities.

   Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company's common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment in the event of a bankruptcy to the company's creditors, including holders of the company's debt securities. This junior ranking to creditors makes preferred stock riskier in some respects than fixed income securities.

   Convertible Securities. Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company's common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock.

   A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock.

   Warrants and Stock Purchase Rights. Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer's common stock. Stock purchase rights are frequently issued as a dividend to a company's stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

   Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in a liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

   Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their

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assets in real estate mortgages and derive income primarily from the collection of interest payments. REITs are not taxed on income distributed to shareholders if they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). A portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the portfolio.

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to prepay their obligations. REITs are dependent upon the skills of the REITs' managers and are not diversified. REITs are generally dependent upon maintaining cash flow to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with that industry.

   REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of these investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

   REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500.

Other Transactions, Policies and Risks

   Repurchase and Reverse Repurchase Agreements. Each portfolio may enter into repurchase agreements, wherein the seller agrees to repurchase a security from the portfolio at an agreed-upon future date, normally the next business day. The resale price is greater than the purchase price, which reflects the agreed-upon rate of return for the period the portfolio holds the security and which is not related to the coupon rate on the purchased security. The fund requires continual maintenance of the market value of the collateral in amounts at least equal to the resale price, thus risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date; however, if the seller defaults, realization upon the collateral by the portfolio may be delayed or limited or the portfolio might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. A portfolio will only enter into repurchase agreements with broker/dealers or other financial institutions that are deemed creditworthy by the manager under guidelines approved by the Board of Directors. It is the policy of the fund not to invest in repurchase agreements that do not mature within seven days if any such investment together with any other illiquid assets held by a portfolio amount to more than 15% of that portfolio's total assets.

   Reverse repurchase agreements involve the sale of a portfolio's securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that a portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the portfolio has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the manager believes it will be advantageous to the portfolio. The use of reverse

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repurchase agreements may exaggerate any interim increase or decrease in the value of the participating portfolio's assets. The fund's custodian bank will maintain a separate account for the portfolio with securities having a value equal to or greater than such commitments.

   Securities Lending. Each portfolio may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. government securities equal to no less than the market value, determined daily, of the securities loaned. A portfolio will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities a portfolio may pay reasonable finders, administrative and custodial fees. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the portfolio's investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, none of the foregoing portfolios will make loans to other persons. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to borrowers whom the manager deems to be of good standing and will not be made unless, in the judgment of the manager, the interest to be earned from such loans would justify the risk.

   Short-Term Trading. U.S. Government Securities Fund and Short-Term High Grade Bond Fund may, to a limited degree, each engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. As the portfolio turnover rate increases, so will a portfolio's dealer mark-ups and other transaction related expenses. Investors should realize that risk of loss is inherent in the ownership of any securities and that shares of a portfolio will fluctuate with the market value of its securities.

   When-Issued, Delayed Delivery and Forward Commitment Investments. Each portfolio may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Such transactions arise when securities are purchased or sold by the portfolio with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the portfolio at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. The portfolio's custodian will maintain, in a segregated account on behalf of the portfolio, cash, U.S. government securities or other liquid securities that have a value equal to or greater than the portfolio's purchase commitments; the custodian will likewise segregate securities sold on a delayed basis.

   Temporary Investments. Under unusual economic or market conditions as determined by the manager, a portfolio may depart from its investment goals and invest without limitation in all types of money market instruments and short-term debt securities, including U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; investment grade commercial paper; and repurchase agreements. To the extent a portfolio is investing in short-term investments as a temporary defensive strategy, the portfolio's investment objective may not be achieved.

   Portfolio Turnover and Short Term Trading. Each portfolio may purchase or sell securities without regard to the length of time the security has been held and thus may experience a high rate of portfolio turnover. A 100% turnover rate would occur, for example, if all the securities in a portfolio were replaced in a period of one year. High portfolio turnover may involve correspondingly greater transaction costs, including any brokerage commissions, which are borne directly by the portfolio. These costs may increase the recognition of short-term, rather than long-term, capital gains if securities are held for one year or less, and may thus subject a portfolio's shareholders to greater tax liability.

   Restricted and Illiquid Securities. A portfolio may purchase securities that are not registered under the Securities Act of 1933 (1933 Act) or that are subject to other restrictions on their resale ("restricted securities"). These securities may be resold only in privately negotiated transactions and may not be publicly offered and sold until they are registered under the 1933 Act. Restricted securities tend to sell at a lower price than would be available if they were not restricted. Although it may be possible to eliminate restrictions on resale by registering securities under the 1933 Act, this would involve an extra cost to a portfolio and the possibility that the securities might go down in value before the portfolio was able to sell them. Restricted securities can also be difficult to value accurately.

   Restricted securities are subject to each portfolio's investment restriction on illiquid investments, unless they are commercial paper offered in accordance with section 4(2) of the 1933 Act or securities eligible for resale in reliance on rule 144A under the 1933 Act. Section 4(2) commercial paper and rule 144A securities will not be subject to a portfolio's investment restriction on illiquid investments if the manager determines, in accordance with policies and procedures adopted by the board, that these securities are in fact liquid. These policies and procedures require the manager to consider, among other things, (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to sell the security, (3) the number of potential purchasers, (4) dealer undertakings to make a market in the security, (5) the nature of the security and (6) the time needed to dispose of the security. To the extent that liquid section 4(2) commercial paper or rule 144A securities held by a portfolio become temporarily illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of assets invested in illiquid assets would increase.

   Any security that was liquid when acquired by a portfolio may later become illiquid, especially during adverse market conditions for that type of security. A perceived loss of liquidity may further reduce the value of securities in declining markets. A portfolio may be forced to sell less liquid securities at a substantial loss if it receives a high volume of redemption requests.

   Foreign Investments. The Large Cap Value Fund may invest in securities of foreign issuers. Such investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include currency exchange control regulations and costs, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and volume and more volatility in foreign securities markets and the impact of political, social, economic or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on or market value of securities. If it should become necessary, the portfolio might encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. In addition, there may be less publicly available information about a non-U.S. company, and non-U.S. companies are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. Furthermore, some of these securities may be subject to foreign brokerage and withholding or other foreign taxes.

   For many foreign securities, there are U.S. dollar-denominated American Depositary Receipts ("ADRs"), which are traded in the United States on exchanges or over the counter and are sponsored and issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, the portfolio can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting that those to which many foreign issuers may be subject.

   The Short-Term High Grade Bond Fund may invest in Yankee obligations, including Yankee obligations of foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

   Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. A portfolio's investment performance may be negatively affected by a devaluation of a currency in which the portfolio's investments are quoted or denominated. In general, a portfolio's investment performance may be affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the degree of intervention by U.S. or foreign governments and central banks in the currency markets.

   Options. A "call option" gives a holder the right to purchase a specific stock at a specified price referred to as the "exercise price," within a specific period of time (usually 3, 6, or 9 months). A "put option" gives a holder the right to sell a specific stock at a specified price within a specified time period. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Put and call options are currently traded on The Chicago Board Options Exchange and several other national exchanges. Institutions such as the portfolio that sell (or "write") call options against securities held in their investment portfolios retain the premium. If the writer determines not to deliver the stock prior to the option's being exercised, the writer may purchase in the secondary market an identical option for the same stock with the same price and expiration date in fulfillment of the obligation. In the event the option is exercised the writer must deliver the underlying stock to fulfill the option obligation. The brokerage commissions associated with the buying and selling of call options are normally proportionately higher than those associated with general securities transactions.

   Futures Contracts and Related Options. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Futures contracts and options thereon may be undertaken for hedging and other risk management purposes in an effort to reduce the impact of several kinds of anticipated price fluctuation risks on the securities held by a portfolio. For example, put options on interest rate futures might be purchased to protect against declines in the market values of debt securities occasioned by higher interest rates. If these transactions are successful, the futures or options positions taken by a portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the securities held by a portfolio that is being hedged. On other occasions, a portfolio may enter into contracts to purchase the underlying instrument. For example, futures contracts for the purchase of debt securities might be entered into to protect against an anticipated increase in the price of debt securities to be purchased in the future resulting from decreased interest rates.

   The U.S. Government Securities Fund and Short-Term High Grade Bond Fund may purchase and sell interest rate futures contracts ("futures contracts") and options thereon as a hedge against changes in interest rates. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills.

   Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. If interest rates increased and the value of a portfolio's securities declined, the value of the portfolio's futures contracts would increase, thereby protecting the portfolio by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the manager expects interest rates to decline, a portfolio might enter into futures contracts for the purchase of securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase.

   The U.S. Government Securities Fund also may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The U.S. Government Securities Fund may purchase put options on interest rate futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities. The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures contract, and the portfolio will set aside cash or cash equivalents sufficient to purchase the amount of portfolio securities represented by the underlying futures contracts.

   A portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the portfolio. Futures and options positions are marked to the market daily and the portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of the portfolio.

   The Short-Term High Grade Bond Fund and U.S. Government Securities Fund may not purchase futures contracts or options thereon if, immediately thereafter, more than 10% and 30%, respectively, of their total assets would be so invested. In purchasing and selling futures contracts, each portfolio will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the fund is excluded from regulation as a "commodity pool." CFTC regulations permit use of commodity futures for bona fide hedging purposes without limitations on the amount of assets committed to margin.

   Neither the U.S. Government Securities Fund nor Short-Term High Grade Bond Fund will engage in transactions involving futures contracts or options thereon for speculation but only as a hedge against changes in the market values of debt securities held, or intended to be purchased, by the portfolio and where the transactions are appropriate to reduce the portfolios' risks. Each portfolio's futures, and options on futures, transactions will be entered into for traditional hedging purposes--that is, futures contracts will be sold to protect against a decline in the price of securities that the portfolio owns, or futures contracts will be purchased to protect the portfolio against an increase in the price of securities it is committed to purchase.

   There is no assurance that a portfolio will be able to close out it futures positions at any time, in which case it would be required to maintain the margin deposits on the contract. There can be no assurance that hedging transactions will be successful, as there may be an imperfect correlation (or no correlation) between movements in the prices of the futures contracts and of the securities being hedged, or price distortions due to market conditions in the futures markets. Where futures contracts are purchased to hedge against an increase in the price of securities, but the market declines and a portfolio does not invest in securities, the portfolio would realize a loss on the futures contracts, which would not be offset by a reduction in the price of securities purchased. Where futures contracts are sold to hedge against a decline in the price of the portfolio's securities but the market advances, the portfolio would lose part or all of the benefit of the advance due to offsetting losses in its futures positions.

   Portfolio Turnover. Each portfolio effects portfolio transactions with a view towards attaining the investment objectives of the portfolio and is not limited to a predetermined rate of portfolio turnover. A high portfolio turnover results in correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other transaction costs that a portfolio will bear directly, and may result in the realization of net capital gains, distributions of which are taxable to shareholders. See "Financial Highlights" in the prospectus and "Investment Management Agreement and Other Services--Brokerage" in this SAI.

                            INVESTMENT RESTRICTIONS

   Each of the portfolios is subject to certain restrictions and policies that are "fundamental," which means that they may not be changed without a "vote of a majority of the outstanding voting securities" of the portfolio, as defined under the Investment Company Act of 1940, as amended (the "1940 Act") and Rule 18f-2 thereunder (see "Voting"). The portfolios are subject to other restrictions and policies that are "non-fundamental" and which may be changed by the fund's Board of Directors without shareholder approval, subject to any applicable disclosure requirements.

   Fundamental Policies--All portfolios. Without the approval of a majority of its outstanding voting securities, no portfolio may:

      1. invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

      2. issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      3. invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      4. borrow money, except that (a) the portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the portfolio will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), is derived from such transactions.

      5. make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the portfolio may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the Act.

      6. engage in the business of underwriting securities issued by other persons, except to the extent that the portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

      7. for the Large Cap Value Fund and the U.S. Government Securities
   Fund: purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

   for the Short-Term High Grade Bond Fund only: purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent the fund from
   (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies).

   Nonfundamental Policies.  As a nonfundamental policy, no portfolio may:

      1. purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin;

      2. invest in securities of another investment company except as permitted by Section 12(d)(1) of the Act or as part of a merger, consolidation, or acquisition;

      3. purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

   Additional Nonfundamental Policies--Large Cap Value Fund. As a nonfundamental policy, the Large Cap Value Fund may not:

      1. invest more than 5% of its total assets in issuers with less than three years of continuous operation (including that of predecessors) or so-called "unseasoned" equity securities that are not either admitted for trading on a national stock exchange or regularly quoted in the over-the-counter market;

      2. invest in any company for the purpose of exercising control of management;

      3. have more than 15% of its net assets at any time invested in or subject to puts, calls or combinations thereof and may not purchase or sell options that are not listed on a national securities exchange; or

      4. invest in interests in oil or gas or other mineral exploration or development programs.

   All of the foregoing restrictions which are stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

                            DIRECTORS AND OFFICERS

   The Directors and Officers of the fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Directors oversee, and other directorships held are set forth below. The address of each Director and Officer is 125 Broad Street, New York, New York 10004, unless noted otherwise. Each Director is elected and holds office until a successor is appointed. "Fund Complex" consists of the fund and any other investment companies associated with Citigroup.

   An asterisk in the table below identifies those Directors and Officers who are "interested persons" of the fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Director and Officer of the fund noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be "interested persons" of the fund, as defined in the 1940 Act, and are referred to as "Independent Directors."

                                          Term of
                                          Office+                                     Number of
                                            and                                     Portfolios in
                              Position(s) Length                                    Fund Complex        Other
                               Held with  of Time      Principal Occupation(s)       Overseen by    Directorships
Name, Address, and Age           Fund     Served         During Past 5 Years          Director    Held by Director**
----------------------        ----------- ------- --------------------------------- ------------- ------------------
NON-INTERESTED DIRECTORS

Lee Abraham                    Director    Since  Retired; Former Chairman and            28      Signet Group PLC
13732 LeHavre Drive                        1999   CEO of Associated Merchandising
Frenchman's Creek                                 Corp. Former Director of Galey &
Palm Beach Gardens, FL 33410                      Lord, Liz Claiborne, R.G. Barry
Age: 74                                           Corporation and eNote.Com Inc.

Allan J. Bloostein             Director    Since  President of Allan J. Bloostein         35      Taubman Centers
27 West 67th Street                        1999   Associates. Former Director of                  Inc.
Apt. 5FW                                          CVS Corporation
New York, NY 10023
Age: 72

Jane F. Dasher                 Director    Since  Controller of PBK Holdings Inc.         28             N/A
Korsant Partners                           1999
283 Greenwich Avenue,
3rd Floor
Greenwich, CT 06830
Age: 52

Donald R. Foley                Director    Since               Retired                    28             N/A
3668 Freshwater Drive                      1982
Jupiter, FL 33477
Age: 79

R. Jay Gerken*                 Director/   Since  Managing Director of Salomon           226             N/A
Salomon Smith Barney Inc.      President   2002   Smith Barney Inc. ("SSB");
399 Park Avenue                                   Chairman, President and Chief
New York, New York 10022                          Executive Officer of Smith Barney
Age: 51                                           Fund Management LLC
                                                  ("SBFM"), Travelers Investment
                                                  Adviser, Inc. and Citi Fund
                                                  Management Inc.

Richard E. Hanson, Jr.         Director    Since  Retired; Former Head of the New         28             N/A
2751 Vermont Route 140                     1999   Atlanta Jewish Community High
Poultney, VT 05764                                School
Age: 60

Dr. Paul Hardin                Director    Since  Professor of Law and Chancellor         36             N/A
12083 Morehead                             1994   Emeritus at University of North
Chapel Hill, NC 27514-8426                        Carolina
Age: 70

Roderick C. Rasmussen          Director    Since  Investment Counselor                    28             N/A
9 Cadence Court                            1982
Morristown, NJ 07960
Age: 75

John P. Toolan                 Director    Since               Retired                    28      John Hancock Funds
7202 Southeast Golf Ridge Way              1992
Hobe Sound, FL 33455
Age: 71

                                                Term of
                               Position(s)    Office+ and
                                Held with    Length of Time        Principal Occupation(s)
Name, Address, and Age            Fund           Served              During Past 5 Years
----------------------       --------------- -------------- --------------------------------------
OFFICERS

John B. Cunningham           Investment          Since      Managing Director of Salomon Brothers
Salomon Smith Barney         Officer             2002       Asset Management Inc. ("SaBAM")
399 Park Avenue
New York, NY 10022
Age: 37

Richard Peteka               Chief Financial     Since      Director of SSB
Salomon Smith Barney         Officer/            2002
125 Broad Street             Treasurer
New York, NY 10004
Age: 41

Kaprel Ozsolak               Controller          Since      Vice President of SSB
Salomon Smith Barney                             2002
125 Broad Street, 11th Floor
New York, NY 10004
Age: 36

Mark S. Lindbloom            Investment          Since      Managing Director of SaBAM
Salomon Smith Barney         Officer             2002
399 Park Avenue
New York, NY 10022
Age: 46

Dominick M. Masotti          Investment          Since      Vice President of SaBAM
Salomon Smith Barney         Officer             2002
399 Park Avenue
New York, NY 10022
Age: 36

Francis L. Mustaro           Investment          Since      Director of SaBAM
Salomon Smith Barney         Officer             2002
399 Park Avenue
New York, NY 10022
Age: 51

Theresa Veres                Investment          Since      Director of SaBAM
Salomon Smith Barney         Officer             2002
399 Park Avenue
New York, NY 10022
Age: 36

Lewis E. Daidone             Senior Vice         Since      Managing Director of SSB; Director and
Salomon Smith Barney         President           1990       Senior Vice President of SBFM and TIA
125 Broad Street, 11th Floor and Chief
New York, NY 10004           Administrative
Age: 44                      Officer

Christina T. Sydor           Secretary           Since      Managing Director of SSB; General
Salomon Smith Barney                             1987       Counsel and Secretary of SBFM and TIA
300 First Stamford Place,
4th Floor
Stamford, CT 06902
Age: 51

--------
+  Directors are elected until successors are appointed.
* Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is a director and/or officer of affiliates of SBFM, the fund's investment adviser.
** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

   The following table sets forth the dollar range of equity securities in the fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2001.

                                                  Aggregate Dollar Range
                                                  of Equity Securities in
                                                 All Registered Investment
                              Dollar Range of       Companies overseen
                            Equity Securities in by director in Family of
     Name of Director             the fund         Investment Companies
     ----------------       -------------------- -------------------------
     Lee Abraham...........  None                    None
     Allan J. Bloostein....  None                    Over $100,000
     Jane F. Dasher........  $10,001 - 50,000        $10,001 - 50,000
     Donald R. Foley.......  $50,000 - 100,000       Over $100,000
     R. Jay Gerken.........  None                    Over $100,000
     Richard E. Hanson, Jr.  $1 - 10,000             $1 - 10,000
     Paul Hardin...........  None                    Over $100,000
     Heath B. McLendon*....  None                    Over $100,000
     Roderick C. Rasmussen.  None                    $10,001 - 50,000
     John P. Toolan........  None                    Over $100,000

--------
* Effective September 13, 2002, Heath B. McLendon resigned from the fund's Board of Directors.

   On January 8, 2003, the directors and officers owned in the aggregate less than 1% of the outstanding shares of each portfolio of the fund.

   As of December 31, 2001, none of the independent directors, or their immediate family members, owned beneficially or of record any securities in the manager or principal underwriter of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.

   The fund has no compensation committee of the Board or any committee performing similar functions. The Fund has an administrative and governance committee composed of four independent directors, Lee Abraham, Jane Dasher, Donald R. Foley and Paul Hardin, which acts as a nominating committee of the Board of Directors.

   The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the board of directors. The Nominating Committee will consider nominees recommended by each fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Nominating Committee did not meet during each fund's most recent fiscal year.

   The fund has an audit and investment performance committee ("Audit Committee") comprised solely of members who are independent as defined in the NYSE's Listed Company Manual. The members of the Audit and Investment Performance Committee are John Toolan, Alan J. Bloostein, Richard E. Hanson and Roderick C. Rasmussen.

   In accordance with its written charter adopted by the board of directors, the Audit Committee assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the funds. It also makes recommendations to the board as to the selection of the independent public accountants, reviews the methods, scope and result of the audits and audit fees charged, and reviews the funds' internal accounting procedures and controls. The Audit Committee also considers the scope and amount of non-audit services provided to the funds, its adviser and affiliates by the independent public accountants. During the fund's most recent fiscal year, the Audit Committee met once.

   The fund also has a pricing committee composed of the Chairman of the Board and one independent director which is charged with determining fair value prices for securities when required.

   The following table shows the compensation paid by the fund to each Director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. Officers and interested directors of the fund are compensated by Salomon Smith Barney. The fund pays each Director who is not an officer, director or employee of Salomon Smith Barney or any of its affiliates a fee of $60,000 per annum and are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2500 with respect to in-person meetings. In addition, these directors receive $100 per fund for each telephone meeting plus reimbursement for travel and out-of-pocket expenses. For the fund's fiscal year ended December 31, 2001, such fees and expenses totaled $13,380.

                              COMPENSATION TABLE

                                                                        Number of
                                          Pension or                    Funds for
                                          Retirement       Total      Which Person
                           Aggregate   Benefits Accrued Compensation  Serves Within
                          Compensation as part of fund   from fund    fund Complex
Director/Trustee           from fund       Expenses       Complex    (as of 4/30/02)
----------------          ------------ ---------------- ------------ ---------------
Lee Abraham..............    $1,149           $0          $ 73,500          28
Allan J. Bloostein.......    $1,111           $0          $117,100          35
Jane Dasher..............    $1,249           $0          $ 74,700          28
Donald R. Foley+.........    $  890           $0          $ 49,900          28
R. Jay Gerken*...........    $    0           $0          $      0         226
Paul Hardin..............    $1,249           $0          $110,800          36
Richard E. Hanson, Jr....    $1,249           $0          $ 74,800          28
Heath B. McLendon++......    $    0           $0          $      0           0
Roderick C. Rasmussen+...    $  774           $0          $ 44,200          28
John P. Toolan+..........    $    0           $0          $      0          28

--------
* Designates a Director who is an "interested person".
+ Pursuant to a deferred compensation plan, the indicated Directors have elected to defer payment of the following amounts of their compensation from the fund: John P. Toolan--$1,149, and the following amounts of their compensation from the fund Complex: Donald R. Foley: $21,600, John P. Toolan:
  $74,100, and Roderick Rasmussen: $15,000.
++ Effective September 13, 2002, Heath B. McLendon resigned from the fund's
   Board of Directors.

   Upon attainment of age 72 the fund's current Directors may elect to change to emeritus status. Any directors elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund's Directors/Trustees together with reasonable out-of-pocket expenses for each meeting attended. For the last fiscal year, the total paid to Emeritus Directors by the fund was $514 which was paid to Joseph Fleiss.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   Dividends and Distributions. The Short-Term High Grade Bond Fund's and U.S. Government Fund's policy is to declare and pay dividends monthly. The Large Cap Value Fund's policy is to declare dividends quarterly. For each portfolio, dividends from net realized capital gains, if any, will be distributed annually. Each portfolio may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains in order to avoid a federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or deferred sales charge.

   The per share amounts of the exempt-interest dividends on Class B and Class L shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class L shares.

Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of fund shares (A, B, L and Y).

   The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of a portfolio of the fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a portfolio. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Portfolios and their Investments

   Each portfolio intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a portfolio must, among other things:
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the portfolio's taxable year, (i) at least 50% of the market value of the portfolio's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the portfolio controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, each portfolio will not be subject to United States federal income tax on its investment company taxable income (i.e., income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains") or on its net realized capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% the sum of its investment company taxable income, plus or minus certain other adjustments as specified in the Code, and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute.

   The Code imposes a 4% nondeductible excise tax on each portfolio to the extent the portfolio does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, a portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a portfolio's distributions, to the extent derived from the portfolio's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the portfolio may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) with respect to certain of its assets in order to qualify as a regulated investment company in a subsequent year.

   At December 31, 2001, the unused capital loss carryovers of the portfolios were approximately as follows: Short-Term High Grade Bond Fund: $7,988,000, U.S. Government Securities Fund: $4,722,400 and Large Cap Value Fund:
$4,172,000. For federal income tax purposes, these amounts are available to be applied against future securities gains, if any, realized. The carryovers expire as follows:

                                                    December 31,
                           ---------------------------------------------------------------
                              2002       2003      2004      2007       2008       2009
                           ---------- ---------- -------- ---------- ---------- ----------
Short-Term High Grade Bond
  Fund.................... $3,288,000 $1,124,000 $971,000 $1,804,000 $  801,000
U.S. Government Securities
  Fund....................         --         --       --         -- $4,722,400
Large Cap Value Fund......         --         --       -- $1,536,000         -- $2,636,000

   The U.S. Government Securities Fund and the Short-Term High Grade Bond Fund may invest in "zero coupon" securities having an original issue discount (that is, the discount represented by the excess of the stated redemption price at maturity over the issue price). Each year, each portfolio will be required to accrue as income a portion of this original issue discount even though the portfolio will receive no cash payment of interest with respect to these securities. In addition, if the portfolio acquires a security after its initial issuance at a discount that resulted from fluctuations in prevailing interest rates ("market discount"), the portfolio may elect to include in income each year a portion of this market discount.

   Each portfolio will be required to distribute substantially all of its income (including accrued original issue and recognized market discount) in order to qualify for "pass-through" federal income tax treatment and also in order to avoid the imposition of the 4% excise tax referred to above. Therefore, a portfolio may be required in some years to distribute an amount greater than the total cash income the portfolio actually receives. In order to make the required distribution in such a year, a portfolio may be required to borrow or to liquidate securities. The amount of cash that a portfolio would have to distribute, and thus the degree to which securities would need to be liquidated or borrowings made, would depend upon the number of shareholders who chose not to have their dividends reinvested.

   A portfolio's transactions in options and futures, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by a portfolio (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a portfolio and defer portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a portfolio to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and
(b) may cause a portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each portfolio will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the portfolio as a regulated investment company.

   A portfolio's investment in Section 1256 contracts, such as regulated futures contracts and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the portfolio's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the portfolio.

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Large Cap Value Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Large Cap Value Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Large Cap Value Fund will reduce the return from its investments.

Taxation of United States Shareholders

   Dividends and Distributions. Any dividend declared by a portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the portfolio not later than such December 31, provided that such dividend is actually paid by the portfolio during January of the following calendar year. Each portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each portfolio currently expects to distribute any such excess annually to its shareholders. However, if a portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the portfolio on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a portfolio upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

   Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that a portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the portfolio. Dividends and distributions paid by a portfolio (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the portfolio) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of the shareholder's basis in his shares of the portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the portfolio as capital assets).

   Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

   If a portfolio is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in a portfolio's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date a portfolio acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a portfolio share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

   Backup Withholding. Each portfolio may be required to withhold, for United States federal income tax purposes, a percentage of the dividends and distributions payable to shareholders who fail to provide the portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

   Notices. Shareholders will be notified annually by each portfolio as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Dividends and Distributions") made by the portfolio to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the portfolio's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the portfolio to its shareholders during the preceding taxable year.

Other Taxation

   Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

   The foregoing is only a summary of certain tax consequences affecting the portfolios and their shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the portfolios.

                   IRA AND OTHER PROTOTYPE RETIREMENT PLANS

   Copies of the following plans with custody or trust agreements have been approved by the IRS and are available from the fund or Salomon Smith Barney; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension--IRA

   The Tax Relief Act of 2001 raised the maximum annual contribution amounts to Individual Retirement Accounts ("IRAs") and added a new, additional contribution category for individuals age 50 or older in 2002. No contribution may exceed 100% of your gross annual compensation. In 2002, you may contribute up to $3,000 and, if, you are age 50 or older in 2002, you may contribute up to $3,500.

   The Taxpayer Relief Act of 1997 changed the requirements for determining whether or not you are eligible to make a deductible IRA contribution. If you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). For married couples filing jointly for 2002, a full deduction is permitted if your combined AGI is $54,000 or less ($34,000 or less for unmarried individuals); a partial deduction will be allowed when AGI is between $54,000-$64,000 ($34,000-$44,000 for an unmarried individual); and no deduction will be allowed when AGI is above $64,000 ($44,000 for an unmarried individual). However, if you are married and your spouse is covered by a employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $64,000 or less. A partial deduction is permitted if your combined AGI is between $64,000-$160,000 and no deduction is permitted after $160,000.

   The rules applicable to so-called "Roth IRAs" differ from those described above.

   A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

   An employer who has established a Simplified Employee Pension--IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15% (up to $25,500) of each participant's compensation. Compensation is capped at $170,000 for 2001.

Paired Defined Contribution Prototype

   Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the fund through the Smith Barney Prototype Paired Defined Contribution Plan. The prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The prototype provides for a maximum annual tax deductible contribution on behalf of each Participant of up to 25% of compensation, but not to exceed $30,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).

                            PERFORMANCE INFORMATION

   From time to time the fund may advertise a portfolio's total return, average annual total return and yield in advertisements. In addition, in other types of sales literature the fund may also advertise a portfolio's current dividend return. These figures are based on historical earnings and are not intended to indicate future performance. The total return shows what an investment in the portfolio would have earned over a specified period of time (one, five or ten years) assuming the payment of the maximum sales load when the investment was first made, that all distributions and dividends by the portfolio were reinvested on the reinvestment dates during the period less the maximum sales load charged upon reinvestment and less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The Fund may also quote a portfolio's total return for present shareholders that eliminates the sales charge on the initial investment.

   A portfolio's "average annual total return," is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1 + T)/n/ = ERV

Where:   P =   a hypothetical initial payment of $1,000.
         T =   average annual total return.
         n =   number of years.
       ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the portfolio.

   Each portfolio's average annual total return with respect to its Class A Shares for the one-year period, five-year period, ten-year period (if applicable), and for the life of the portfolio ended December 31, 2001 is as follows:

                             One Year  Five Years Ten Years  Life  Inception Date
                             --------  ---------- --------- -----  --------------
Large Cap Value.............  (13.39)%    7.27%     10.11%  11.51%     5/18/67
U.S. Government.............    2.25%     5.47%      5.88%   8.37%     10/9/84
Short-Term High Grade.......    7.76%     5.77%      5.40%   5.62%    11/11/91

   Each portfolio's average annual total return with respect to its Class B Shares (where applicable) for the one-year period, five year and the life of such portfolio's Class B shares through December 31, 2001 is as follows:

Portfolio                             One Year  Five Years  Life  Inception Date
---------                             --------  ---------- -----  --------------
Large Cap Value......................  (14.06)%    7.37%   11.37%    11/7/94
U.S. Government......................    2.05%     5.75%    7.09%    11/7/94

   Each portfolio's average annual total return with respect to its Class L Shares for the one-year period, five-year period and for the life of such portfolio's Class L shares through December 31, 2001 is as follows:

Portfolio                             One Year  Five Years  Life  Inception Date
---------                             --------  ---------- -----  --------------
Large Cap Value......................  (11.38)%    7.32%   10.07%    12/2/92
U.S. Government......................    4.52%     5.74%    5.73%    12/2/92
Short-Term High Grade................     n/a       n/a      n/a     8/05/02

   Each portfolio's average annual total return with respect to its Class Y Shares* for the one-year period, five year period and for the life of such portfolio's Class Y shares through December 31, 2001 is as follows:

Portfolio                              One Year Five Years Life  Inception Date
---------                              -------- ---------- ----  --------------
Large Cap Value.......................  (8.55)%    8.72%   9.57%    2/07/96
U.S. Government.......................   7.41%     6.75%   6.48%    1/12/93
Short-Term High Grade.................   8.25%     6.26%   5.65%    2/07/96

--------
*Class Y shares do not incur sales charges nor deferred sales charges.

   Each portfolio's average annual total return with respect to its Class Z Shares** (where applicable) for the one-year period, five year period and for the life of such portfolio's Class Z shares through December 31, 2001 is as follows:

Portfolio                             One Year Five Years  Life  Inception Date
---------                             -------- ---------- -----  --------------
Large Cap Value......................   8.33%     8.73%   10.88%    11/07/94

--------
**Class Z shares do not incur sales charges nor deferred sales charges.

   If the maximum sales charges or applicable CDSCs had not been deducted, the average annual total returns would have been as follows:

   Each portfolio's average annual total return with respect to its Class A Shares for the one-year period, five-year period, ten-year period (if applicable), and for the life of the portfolio ended December 31, 2001 is as follows:

                            One Year Five Years Ten Years  Life  Inception Date
                            -------- ---------- --------- -----  --------------
Large Cap Value............  (8.81)%    8.38%     10.67%  11.71%     5/18/67
U.S. Government............   7.09%     6.44%      6.36%   8.66%     10/9/84
Short-Term High Grade......   7.76%     5.77%      5.40%   5.62%    11/11/91

   Each portfolio's average annual total return with respect to its Class B Shares (where applicable) for the one-year period and the life of such portfolio's Class B shares through December 31, 2001 is as follows:

Portfolio                             One Year Five Years  Life  Inception Date
---------                             -------- ---------- -----  --------------
Large Cap Value......................  (9.55)%    7.52%   11.37%    11/7/94
U.S. Government......................   6.55%     5.90%    7.09%    11/7/94

   Each portfolio's average annual total return with respect to its Class L Shares for the one-year period, five-year period and for the life of such portfolio's Class L shares through December 31, 2001 is as follows:

Portfolio                             One Year Five Years  Life  Inception Date
---------                             -------- ---------- -----  --------------
Large Cap Value......................  (9.57)%    7.54%   10.19%    12/2/92
U.S. Government......................   6.56%     5.95%    5.85%    12/2/92
Short-Term High Grade................    n/a       n/a      n/a     8/05/02

   Note that effective October 10, 1994 Class C shares were reclassified as additional Class A shares with respect to the Large Cap Value Fund and that effective November 7, 1994 Class C shares were redesignated Class Y shares with respect to the U.S. Government Securities Fund. In addition, effective November 7, 1994 then existing Class B shares of each portfolio were designated as Class C shares. Each portfolio (except the Short-Term High Grade Bond Fund) began to offer new Class B shares on November 7, 1994. The Short-Term High Grade Bond Fund began to offer new Class L shares on August 5, 2002. Each portfolio's Class C shares were reclassified as Class L shares on June 12, 1998.

   Each portfolio's yield is computed by dividing the net investment income per share earned during a specified thirty day period by the maximum offering price per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term debt obligation in the portfolio; income on short-term obligations is based on current payment rate. For the 30-day period ended December 31, 2001, U.S. Government Fund's Class A share, Class B, Class L share and Class Y share yields were 5.93%, 5.76%, 5.75% and 6.58%, respectively. For the 30-day period ended December 31, 2001, Short-Term High Grade Bond Fund's Class A share and Class Y share yields were 5.66% and 6.09%, respectively.

   The Fund calculates current dividend return for the U.S. Government Securities Fund by analyzing the most recent quarterly distribution from investment income, including net equalization credits or debits, and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Fund calculates current dividend return for the Large Cap Value Fund by dividing the dividends from investment income declared during the most recent twelve months by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The Fund calculates current dividend return for the Short-Term High Grade Bond Fund by analyzing the most recent monthly distribution, including net equalization credits and debits, and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. From time to time, the fund may include a portfolio's current dividend return in information furnished to present or prospective shareholders and in advertisements.

   A portfolio's current dividend return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing the portfolio's current dividend return to yields published for other investment companies in other investment vehicles. Current dividends return should also be considered relative to changes in the value of the portfolio's shares and to the risks associated with the portfolio's investment objective and policies. For example, in comparing current dividend returns with those offered by Certificates of Deposit ("CDs"), it should be noted that CDs are insured (up to $100,000) and offer a fixed rate of return.

   Performance information may be useful in evaluating a portfolio and for providing a basis for comparison with other financial alternatives. Since the performance of each portfolio changes in response to fluctuations in market conditions, interest rates and portfolio expenses, no performance quotation should be considered a representation as to the portfolio's performance for any future period.

After-Tax Return

   From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

Average Annual Total Return (After Taxes on Distributions)

                            P(1 + T)/n/ = ATV\\D\\

Where:        P =   a hypothetical initial payment of $1,000.
              T =   average annual total return (after taxes on distributions).
              n =   number of years.
       ATV\\D\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-
                    or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

                            P(1 + T)/n/ = ATV\\DR\\

Where:         P =   a hypothetical initial payment of $1,000.
               T =   average annual total return (after taxes on distributions and redemption).
               n =   number of years.
       ATV\\DR\\ =   ending value of a hypothetical $1,000 investment made at the beginning of the 1-,
                     5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

                              VALUATION OF SHARES

   The net asset value of each portfolio's classes of shares will be determined on any day that the New York Stock Exchange is open. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr's. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class of a portfolio may differ.

                       PURCHASE AND REDEMPTION OF SHARES

Purchase of Shares

   Detailed information about the purchase, redemption and exchange of fund shares appears in the prospectus.

General

   Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the funds. When purchasing shares of the funds, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services (the "sub-transfer agent") are not subject to a maintenance fee.

   Purchases of the fund's Class Z shares must be made in accordance with the terms of a Qualified Plan or a Salomon Smith Barney UIT. There are no minimum investment requirements for Class Z shares; however the Fund reserves the right to vary this policy at any time. Shareholders acquiring Class Z shares through a Qualified Plan or a Salomon Smith Barney UIT should consult the terms of their respective plans for redemption provisions.

   Investors in Class A, Class B and Class L shares may open an account in the funds, where offered, by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the funds through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees and their immediate family of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a UIT sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The funds reserve the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

   Purchase orders received by the funds or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the funds or the funds' agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Service Agent, payment for shares of the funds is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

   Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the sub-transfer agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Volume Discounts

   The schedules of sales charges described in the prospectus apply to purchases of shares of the U.S. Government Securities Fund, Short-Term High Grade Bond Fund or Large Cap Value Fund made by any "purchaser," which term is defined to include the following: (a) an individual; (b) an individual's spouse and immediate family purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code (the "Code") and qualified employee benefit plans of employers who are "affiliated persons" of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; or (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Service Agent.

Sales Charge Waivers and Reductions

   Initial Sales Charge Waivers. Purchases of Class A shares of the U.S. Government Securities Fund, Large Cap Value Fund and Short-Term High Grade Bond Fund may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) purchases of Class A shares by
Section 403(b) or Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs; (k) Travelers Indemnity Company under the Collateral Choice Program; (l) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; and (m) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

   Purchases of Class A Shares of Short-Term High Grade Bond Fund may be made at net asset value without a sales charge for investors who own Class A Shares of Short-Term High Grade Bond Fund prior to August 5, 2002.

Right of Accumulation

   Class A shares of the U.S. Government Securities Fund, Short-Term High Grade Bond Fund and Large Cap Value Fund may be purchased by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the portfolio and of portfolios sponsored by Salomon Smith Barney which are offered with a sales charge listed under "Exchange Privilege" below then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

   Class A Shares. A Letter of Intent for amounts of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the sales charge table in the prospectus includes purchases of all Class A shares of a portfolio and other Smith Barney funds offered with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Service Agent or Travelers Bank and Trust fsb (the "Transfer Agent") to obtain a Letter of Intent application.

   Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of a portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the portfolio within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the thirteen-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a CDSC of 1.00%. Each portfolio expects that such transfer will not be subject to Federal income taxes. Please contact a Service Agent or the Transfer Agent for further information.

Salomon Smith Barney Retirement Programs

   You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

   There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

   For plans opened on or after March 1, 2000 that are not part of the Paychex offering, Class A shares may be purchased regardless of the amount invested.

   For plans opened prior to March 1, 2000 and for plans that are part of the Paychex offering, the class of shares you may purchase depends on the amount of your initial investment:

   Class A Shares may be purchased by plans investing at least $1 million.

   Class L Shares--Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

   If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program 5 years.

   If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

   For more information, call your Service Agent or the transfer agent.

   Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in a Smith Barney Retirement Program, a participating plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

   Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L and Class O holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

   Any participating plan in a Smith Barney Retirement Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) or ExecChoice(TM) Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

   Participating plans wishing to acquire shares of the fund through a Smith Barney Retirement Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

Determination of Public Offering Price

   Each portfolio offers its shares to the public on a continuous basis. The public offering price for a Class Y share of each portfolio is equal to the net asset value per share at the time of purchase, plus for Class A shares of each portfolio, an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("Deferred Sales Charge"), however, is imposed on certain redemptions of Class L shares of Large Cap Value Fund and U.S. Government Securities Fund, and Class A shares of each portfolio when purchased in amounts exceeding $500,000. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.

                             REDEMPTION OF SHARES

   The right of redemption of shares of a portfolio may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the portfolio normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the portfolio's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the portfolio's shareholders.

   If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The sub-transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form.

   If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

Distribution in Kind

   The fund has committed itself to pay in cash all requests for redemption by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. Redemptions in excess of the above limit may be paid in portfolio securities, in cash or any combination or both, as the Board of Directors may deem advisable; however, payments shall be made wholly in cash unless the Board of Directors believes that economic conditions exist that would make such a practice detrimental to the best interests of the fund and its remaining shareholders. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under "Valuation of Shares" in the Prospectus and a shareholder would incur brokerage expenses if these securities were then converted to cash.

Automatic Cash Withdrawal Plan

   An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders of a portfolio who own shares of the portfolio with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a portfolio, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a portfolio. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the portfolio at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

   Shareholders of a portfolio who wish to participate in the Withdrawal Plan and who hold their shares of the portfolio in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Service Agent.

             ADDITIONAL INFORMATION REGARDING TELEPHONE REDEMPTION
                             AND EXCHANGE PROGRAM

   None of the portfolios nor their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each portfolio and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). Each portfolio reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

Waivers of Deferred Sales Charge

   The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege" in the respective prospectus); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan" in the respective prospectus) (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption. Deferred Sales Charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

                              EXCHANGE PRIVILEGE

   Except as noted below, shareholders of any of the Smith Barney funds may exchange all or part of their shares for shares of the same Class of other Smith Barney funds, on the basis of relative net asset value per share at the time of exchange as follows:

      1. Class A and Class Y shares of a portfolio may be exchanged without a sales charge for the respective shares of any of the Smith Barney funds. An exception to the foregoing, are Class A shares of the Short-Term High Grade Bond Fund acquired prior to August 5, 2002. Those Class A shares may be subject to a sales charge differential upon the exchange of such shares for shares of another Smith Barney fund sold with a sales charge unless the Class A shares relinquished in the exchange are attributable to predecessor shares for which a sales charge was paid. In such cases the sales charge differential does not apply.

      2. Class B shares of a portfolio may be exchanged without a sales charge. Class B shares of the portfolio exchanged for Class B shares of another Smith Barney Mutual fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

      Class B shares of Short-Term High Grade Bond Fund, which may be acquired only upon an exchange with another fund in the Smith Barney Group of funds, are subject upon redemption to the highest deferred sales charge (if any) of the shares from which the exchange or any preceding exchange was made. A deferred sales charge payable to Salomon Smith Barney is imposed on any redemption of Class B shares that causes the value of a shareholder's account to fall below the dollar amount of all payments by the shareholder for the Class B shares (or any predecessor of those shares) that were exchanged for Class B shares of the fund ("purchase payments") during the preceding five years. No charge is imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (a) the current net asset value of Class B shares purchased through reinvestment of dividends or capital gains distributions, plus (b) the current net asset value of Class B shares acquired in an exchange that were originally purchased more than five years prior to the redemption, plus (c) increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding five years.

      In circumstances in which the deferred sales charge is imposed, the amount of the charge will depend on (a) the deferred sales charge schedule applicable to shares of the fund that were exchanged for the shares being redeemed; and (b) the number of years since the shareholder made the purchase payment from which the amount is being redeemed. A redemption of shares acquired in exchange for shares that had been the subject of two or more exchanges among funds with differing deferred sales charge schedules will be subject to the highest applicable deferred sales charge schedule. Solely for purposes of determining the number of years since a purchase payment, all purchase payments during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The purchase payment from which a redemption is made is assumed to be the earliest purchase payment from which a full redemption has not already been effected.

      Class B shares will automatically convert to Class A shares eight years after the date they were purchased. For this purpose, the date of purchase of Class B shares of the fund refers to the purchase date of the shares given in exchange for the Class B shares of the fund.

      3. Class L shares of any portfolio may be exchanged without a sales charge. For purposes of Deferred Sales Charge applicability, Class L shares of the portfolio exchanged for Class L shares of another Smith Barney Mutual fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased. For Class L shares of Short-Term High Grade Bond Fund, that are not already subject to a Deferred Sales Charge, the investor may be subject to a 1.00% Deferred Sales Charge if you redeem your shares within one year of the date of exchange.

   Dealers other than Salomon Smith Barney must notify the Transfer Agent of the investor's prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of Smith Barney High Income Fund under paragraph 1 above.

   The exchange privilege enables shareholders in any Smith Barney Mutual fund to acquire shares of the same Class in a portfolio with different investment objectives when they believe a shift between portfolios is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the portfolio shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

   Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

   Additional Information Regarding Exchanges. Each portfolio is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a portfolio and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, a portfolio, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

   During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

              INVESTMENT MANAGEMENT AGREEMENT AND OTHER SERVICES

Manager

   For the fiscal years ended December 31, 1999, 2000 and 2001, the investment management fees paid by each portfolio were as follows:

Portfolio                                          1999       2000       2001
---------                                       ---------- ---------- ----------
U.S. Government................................ $1,260,250 $1,152,616 $1,274,001
Large Cap Value................................ $7,651,395 $6,929,971 $7,027,781
Short-Term High Grade.......................... $  495,532 $  448,049 $  471,853

   Pursuant to the Management Agreement, the management fee for the Large Cap Value Fund is calculated at a rate in accordance with the following schedule:
0.60% of the first $500 million of average daily net assets; 0.55% of the next $500 million; and 0.50% of average daily net assets over $1 billion. The management fee for the U.S. Government Securities Fund is calculated at a rate in accordance with the following schedule: 0.50% of the first $200 million of aggregate average daily net assets of the portfolio, and 0.40% of the aggregate average daily net assets of the portfolio in excess of $200 million. The management fee for the Short-Term High Grade Bond Fund is calculated at the annual rate of 0.45% of such portfolio's average daily net assets.

   The Management Agreement for each of the portfolios further provides that all other expenses not specifically assumed by the manager under the Management Agreement on behalf of a portfolio are borne by the portfolio or the fund. Expenses payable by a portfolio or the fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the fund) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and directors' meetings, filing fees and expenses relating to the registration and qualification of the fund's shares and the fund under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the fund's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of directors and fees of directors who are not "interested persons" as defined in the Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the fund's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each portfolio; general corporate expenses are allocated among the various portfolios on the basis of relative net assets.

   Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the fund's code of ethics is on file with the SEC.

                                  DISTRIBUTOR

   Effective June 5, 2000, the fund has entered into an agreement with Salomon Smith Barney located at 388 Greenwich Street, New York, New York 10013 to distribute the fund's shares on a best efforts basis pursuant to a distribution agreement. Prior to June 5, 2000, CFBDS, Inc. served as the fund's distributor.

   To compensate Salomon Smith Barney for the service it provides and for the expense it bears under the Distribution Agreement, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each portfolio pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. The Short Term High Grade Bond Fund pays Salomon Smith Barney a distribution fee, accrued daily and paid monthly, calculated at the annual rate of 0.50% of the value of the fund's average daily net assets attributable to the Class B and Class L shares. In addition, the Large Cap Value Fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L shares, calculated respectively at the annual rate of 0.75% the value of the fund's average daily net assets. The U.S. Government Securities Fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L shares, calculated at the annual rate of 0.50% and 0.45%, respectively, of the value of the fund's average daily net assets. The distribution fees attributable to those classes are primarily intended to compensate Salomon Smith Barney for its initial expense of paying Financial Consultants a commission upon sales of those shares. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to a distribution fee.

   For the year ended December 31, 2001, the fees which have been paid to Salomon Smith Barney pursuant to Rule 12b-1 for the fund are set out in the table below. Distribution expenses included compensation of Financial Consultants, printing costs of prospectuses and marketing materials.

Portfolio                              Class A   Class B   Class L   Class Y   Total
---------                             ---------- -------- ---------- ------- ----------
Large Cap Value...................... $1,619,652 $954,922 $1,054,503   N/A   $3,629,077
U.S. Government...................... $  535,383 $213,293 $  162,057   N/A   $  910,733
Short-Term High Grade................ $  163,183      N/A        N/A   N/A   $  163,183

   For the fiscal year ended December 31, 2001, Salomon Smith Barney incurred the following distribution expenses for the fund:

                            Salomon
                          Smith Barney              Marketing
                           Financial     Branch        and     Printing Interest
Portfolio                 Consultants   Expenses   Advertising Expense  Expense     Total
---------                 ------------ ----------- ----------- -------- -------- -----------
Large CapValue...........  $1,745,438  $10,245,319 $2,784,504  $127,455 $420,189 $24,839,252
U.S. Gov't Securities....  $1,489,571  $   771,182 $  309,844  $  4,100 $ 71,462 $ 2,637,158
Short-Term High Grade....  $   78,952  $   272,623 $  103,250  $  2,854 $      0 $   457,678

Commissions on Class A Shares

   For the fiscal years ended December 31, 1999, 2000 and 2001 the aggregate dollar amounts of commissions on Class A shares are as follows:

                                                Fiscal Year Fiscal Year Fiscal Year
                                                   Ended       Ended       Ended
Name of Fund                                     12/31/99*  12/31/00**   12/31/01#
------------                                    ----------- ----------- -----------
Large Cap Value................................  $820,000    $317,000    $360,000
U.S. Government................................  $113,000    $286,000    $890,000
Short-Term High Grade..........................  $      0    $      0    $      0

--------
* The following amounts were paid to Salomon Smith Barney: $738,000, $101,700 and $0, respectively.
** The following amounts were paid to Salomon Smith Barney: $285,300, $257,400 and $0, respectively.
#  All Paid to Salomon Smith Barney.

Commissions on Class L Shares

   For the fiscal years ended December 31, 1999, 2000 and 2001 the aggregate dollar amounts of commissions on Class L shares are as follows:

                                                Fiscal Year Fiscal Year Fiscal Year
                                                   Ended       Ended       Ended
Name of Fund                                     12/31/99*  12/31/00**   12/31/01#
------------                                    ----------- ----------- -----------
Large Cap Value................................  $453,000    $218,000    $165,000
U.S. Government................................  $ 20,000    $ 22,000    $115,000
Short-Term High Grade..........................  $      0    $      0    $      0

--------
* The following amounts were paid to Salomon Smith Barney: $407,700, $18,000 and $0, respectively.
** The following amounts were paid to Salomon Smith Barney: $196,200, $19,800 and $0, respectively.
#  All Paid to Salomon Smith Barney.

   As set forth in the prospectus, a Deferred Sales Charge may be imposed on certain redemptions of Class A, Class B and Class L shares. The amount of the Deferred Sales Charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. For Class B shares of the Large Cap Value Fund the maximum Deferred Sales Charge is 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. For Class B shares of the U.S. Government Securities Fund the maximum Deferred Sales Charge is 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. A Deferred Sales Charge of 1.00% is imposed on redemptions of Class A shares which when combined with Class A shares offered with a sales charge currently held by an investor equal or exceed $500,000 in the aggregate and Class L shares if such redemptions occur within 12 months from the date such investment was made. Any sales charge imposed on redemptions is paid to the distributor of the fund shares.

   For the fiscal years ended December 31, 1999, 2000 and 2001, the CDSC paid by each portfolio were as follows:

Class A Portfolio                                    1999     2000     2001
-----------------                                  -------- -------- --------
U.S. Government................................... $  2,000 $ 31,000 $ 25,000
Large Cap Value................................... $  4,000 $ 20,000 $      0
Short-Term High Grade.............................      N/A      N/A      N/A

Class B Portfolio                                    1999     2000     2001
-----------------                                  -------- -------- --------
U.S. Government................................... $ 26,000 $ 34,000 $ 45,000
Large Cap Value................................... $176,000 $322,000 $193,000
Short-Term High Grade.............................      N/A      N/A      N/A

Class L* Portfolio                                   1999     2000     2001
------------------                                 -------- -------- --------
U.S. Government................................... $  3,000 $  3,000 $ 10,000
Large Cap Value................................... $ 27,000 $ 34,000 $ 18,000
Short-Term High Grade.............................      N/A      N/A      N/A

Portfolio Transactions

  Large Cap Value Fund--Brokerage

   The manager is responsible for allocating the Large Cap Value Fund's brokerage transactions in equity securities. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Salomon Smith Barney. Salomon Smith Barney has acted as the fund's principal broker on behalf of the Large Cap Value Fund and has received a substantial portion of brokerage fees paid by such portfolio. The portfolio will not deal with Salomon Smith Barney in any transaction in which Smith Barney acts as principal.

   The fund attempts to obtain the most favorable execution of each portfolio transaction, that is, the best combination of net price and prompt reliable execution. In the opinion of the manager, however, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to price, commission rates, volume, the direction of the market and the likelihood of future change. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the manager takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

   Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the manager takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the portfolio such as research and statistical information. It is not possible to place a dollar value on such services nor does their availability reduce the expenses of the manager or Smith Barney in connection with services rendered to other advisory clients and not all such services may be used in connection with the portfolio.

   Shown below are the total brokerage fees paid by the Large Cap Value Fund during 1999, 2000 and 2001. Also shown is the portion paid to Salomon Smith Barney and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During fiscal year 2001, the total amount of commissionable transactions was $852,584,490; $6,207,029 of which was directed to Salomon Smith Barney and executed by unaffiliated brokers and $646,377,461 of which was directed to other brokers.

                 For Execution                   To Others For
                    Only To                      Execution, Research
       Total     Smith Barney      To Others     and Statistical Services
     ---------- --------------- ---------------- ------------------------
1998 $1,365,675 $346,078* 25.3% $1,079,597 74.7% $     0         0%
1999 $1,041,437 $ 21,216*  2.0% $  995,729 95.6% $24,492       2.4%
2001 $  960,576 $  5,719   0.6% $  954,857 99.4% $     0         0%

--------
*Directed to Salomon Smith Barney and executed by unaffiliated brokers.

   The Board of Directors of the fund has adopted certain policies and procedures incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to Salomon Smith Barney must be "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require the manager to furnish reports to the Board of Directors and to maintain records in connection with such reviews.

  All portfolios--Other portfolio Transactions

   The fund's fixed income securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which the manager determines that the best execution will be obtained. (Newly issued U.S.
Treasury securities would be purchased through the auction process.) Usually no brokerage commissions, as such, are paid for purchases and sales of fixed-income securities, which are typically undertaken through principal transactions, although the price paid usually includes compensation to the dealer acting in the form of a spread or mark-up. The prices paid to underwriters of newly issued securities (other than U.S. Treasury Securities) typically include a concession paid by the issuer to the underwriter, and purchasers of after-market fixed-income securities from dealers ordinarily are executed at a price between the bid and asked price.

   Transactions in fixed-income securities are allocated to various broker-dealers by the manager in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, broker-dealers may be selected for research, statistical or other services to enable the manager to supplement its own research and analysis with the views and information of other securities firms. The Fund may utilize Salomon Smith Barney as a commodities broker in connection with entering into options and futures contracts.

   Research services furnished by broker-dealers through which the fund effects securities transactions may be used by the manager in managing other investment funds and, conversely, research services furnished to the manager by broker-dealers in connection with other funds the manager advises may be used by the manager in advising the fund. Although it is not possible to place a dollar value on these services, the manager is of the view that the receipt of the services should not reduce the overall costs of its research services.

   Investment decisions for each portfolio are made independently from those of other portfolios, and other investment companies managed by the manager. If those investment companies are prepared to invest in, or desire to dispose of, investments at the same time as the fund, however, available investments or opportunities for sales will be allocated equitably to each client of the manager. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the fund or the price paid or received by the fund.

                   ADDITIONAL INFORMATION ABOUT THE MANAGER

   SBFM, 399 Park Avenue, New York, NY 10022 (through predecessor entities) has been in the investment counseling business since 1968 and renders investment management advice to investment companies with aggregate assets under management in excess of $161 billion as of March 31, 2002. The manager is an affiliate of Salomon Smith Barney. The manager and Salomon Smith Barney are subsidiaries of Citigroup, a financial services company that uses diverse channels to offer a broad range of financial services to consumer and corporate customers around the world. Among these businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, SBFM and Travelers Life & Annuity.

                                   CUSTODIAN

   The fund has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for each portfolio. Securities may be held for each portfolio by a sub-custodian bank approved by the fund's directors. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts, 02110.

   In the event of the liquidation or dissolution of the fund, shares of a portfolio are entitled to receive the assets belonging to that portfolio that are available for distribution and a proportionate distribution, based upon the relative net assets of the respective portfolios, of any general assets not belonging to any particular portfolio that are available for distribution.

                     TRANSFER AGENT AND SUB-TRANSFER AGENT

   Citicorp Trust Bank, fsb (formerly known as Travelers Bank & Trust, fsb) (the "Transfer Agent"), located at 125 Broad Street, New York, New York 10004 serves as the transfer agent and shareholder services agent for the fund.

   PFPC Global Fund Services ("PFPC" or "sub-transfer agent"), located at P.O. Box 9699, Providence, Rhode Island, 02940-9699, serves as the trust's sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the trust, handles certain communications between shareholders and the trust and distributes dividends and distributions payable by the trust. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the trust during the month, and is reimbursed for out-of-pocket expenses.

                             INDEPENDENT AUDITORS

   KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the fund's independent auditors for its fiscal year ending December 31, 2002 to examine and report on the fund's financial statements and financial highlights.

                     ADDITIONAL INFORMATION ABOUT THE FUND

   The fund, an open-end, diversified investment company, was incorporated in Maryland on December 2, 1966. The fund has an authorized capital of 2,000,000,000 shares with a par value of $.01 per share. The Fund has outstanding three series of shares, each representing shares in separate portfolios, and the Board of Directors may authorize the issuance of additional series of shares in the future. The assets of each portfolio are segregated and separately managed and a shareholder's interest is in the assets of the portfolio in which he or she holds shares. Class A, Class B, Class L, Class Y and Class Z (where available) shares of any portfolio represent interests in the assets of the portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan which pertain to a particular Class. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and nonassessable when issued for payment as described in this Prospectus.

   The Articles of Incorporation of the fund permit the Board of Directors to establish additional portfolios of the fund from time to time. The investment objectives, policies and restrictions applicable to additional portfolios would be established by the Board of Directors at the time such portfolios were established and may differ from those set forth in the prospectus and this Statement of Additional Information.

                                    VOTING

   As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the fund. At such a meeting, a director may be removed after the holders of record of not less than a majority of the outstanding shares of the fund have declared that the director be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

   As used in the prospectus and this SAI, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the fund (or the affected portfolio or class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the fund (or the affected portfolio or class) are represented at the meeting in person or by proxy. A portfolio or class shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio or class in the matter are identical or that the matter does not affect any interest of the portfolio or class. The approval of a management agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a "vote of a majority of the outstanding voting securities" of the portfolio affected by the matter; however, the ratification of independent accountants, the election of directors, and the approval of a distribution agreement that is submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all fund shares voting without regard to portfolio.

   As of January 8, 2003, the following table contains a list of shareholders who of record or beneficially own at least 5% of the outstanding shares of a particular class of shares of a portfolio of the fund:

Large Cap Value Fund

  Class Y

Holder                            % of shares
------                            -----------
Smith Barney Concert Series, Inc.  41.6985%
Allocation Growth Portfolio
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney Concert Series, Inc.  19.7532%
Allocation High Growth Portfolio
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney Concert Series, Inc.  11.5607%
Allocation Balanced Portfolio
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney Concert Series, Inc.  10.9583%
Select Growth Portfolio
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney                        8.8710%
Select Balanced Portfolio
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Short-Term High Grade Bond Fund

  Class A

Holder                               % of shares
------                               -----------

Smith Barney Multi Choice Trust       10.0989%
Smith Barney Corporate Trust Company
Two Tower Center
East Brunswick, NJ 08816-1063

SEG Workers Compensation Fund          6.7660%
415 West Kalamazoo Street
Lansing, MI 48933-2035


  Class Y

Holder                                    % of shares
------                                    -----------
Smith Barney                               20.0501%
Scholars Choice Portfolio Four (Balanced)
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701
Smith Barney Concert Series, Inc.          14.0388%
Allocation Balanced
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney.                               9.5020%
Scholars Choice Portfolio Five
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney                                9.4634%
Illinois College Program Fixed Income
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney Concert Series, Inc.           8.2144%
Select Balanced Portfolio
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney                                5.6463%
Scholars Choice Portfolio Six
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

Smith Barney                                5.0519%
Scholars Choice Portfolio Seven
State Street Bank
Attn: James Casey
61 Broadway
New York, NY 10006-2701

U.S. Government Securities Fund

  Class A

Holder                            % of shares
------                            -----------

Smith Barney Multi Choice Trust    18.7415%
Smith Barney Corporate Trust Co.
Two Tower Center
P.O. Box 2063
East Brunswick, NJ 08816-1063

Travelers Insurance Company         6.345%
Attn: Shareholder Accounting, 6MS
One Tower Square
Hartford, CT 06183

  Class Y

Holder                            % of shares
------                            -----------
Virginia P. Swindal TR             37.4208%
UAD 4-09-92
Virginia P. Swindal Rev Trust
5111 South Nichols Street
Tampa, FL 33611-4132

Luby Enterprises Inc.              25.2573%
Attn: Chester Luby
6845 West 13th Avenue
Lakewood, CO 80125-5205

E. J. Browder and                  14.5233%
Mrs. Peggy J. Browder JTWROS
2208 Kristin Ln.
Bartlesville, OK 74006-6313

Avron J. Wahl                      14.2866%
SSB SEP IRA Custodian
717 Ocean Avenue
Unit 1003
Long Branch, NJ 07740

Baxter P. Freeze                   5.3562%
Anne Freeze TRS
U/A/D 4/24/92
Baxter P. Freeze Charitable TR
407 Cascade Drive
High Point, NC 27265-8618

                        ANNUAL AND SEMI-ANNUAL REPORTS

   The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney Financial Consultant or the transfer agent.

                             FINANCIAL STATEMENTS

   The Fund's financial information is incorporated by reference to the fund's Annual Reports to Shareholders for the fiscal year ended December 31, 2001. The annual reports were filed March 7, 2002 with the SEC, accession number 950130-02-001358.

                               OTHER INFORMATION

   Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

   Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

   That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

      Classic Series--our portfolio manager driven funds

          Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

      Premier Selections Series--our best ideas, concentrated funds

          We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

      Research Series--driven by exhaustive fundamental securities analysis

          Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

      Style Pure Series--our solution to funds that stray

          Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

      APPENDIX--DESCRIPTION OF MOODY'S, S&P AND FITCH IBCA, INC. RATINGS

DESCRIPTION OF MOODY'S MUNICIPAL BOND RATINGS:

   Aaa--Bonds that are rated Aaa are judged to be of the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments with respect to these bonds are protected by a large or by an exceptionally stable margin, and principal is secure. Although the various protective elements applicable to these bonds are likely to change, those changes are most unlikely to impair the fundamentally strong position of these bonds.

   Aa--Bonds that are rated Aa are judged to be of high quality by all standards and together with the Aaa group comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or other elements may be present that make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest with respect to these bonds are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds rated Baa are considered to be medium grade obligations, that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

   Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS:

   Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the description MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS:

   The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rates Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations, normally evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

DESCRIPTION OF S&P MUNICIPAL BOND RATINGS:

   AAA--These bonds are the obligations of the higher quality and have the strongest capacity for timely payment of debt service.

   General Obligation Bonds rated AAA--In a period of economic stress, the issuers of these bonds will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

   Revenue Bonds Rated AAA--Debt service coverage with respect to these bonds has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

   AA--The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

   A--Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service.

   General Obligation Bonds Rated A--There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

   Revenue Bonds Rated A--Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appearance appears adequate.

   BBB--The bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Whereas bonds in this group normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Bonds rated BBB have the fourth strongest capacity or payment of debt service.

   S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS:

   Municipal notes with maturities of three years or less are usually given note ratings (designated SP1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

   Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

DESCRIPTION OF FITCH IBCA, INC. MUNICIPAL BOND RATINGS:

   AAA--Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is highly unlikely to be adversely affected by foreseeable events.

   AA--Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A--Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

   Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

DESCRIPTION OF FITCH SHORT-TERM RATINGS:

   Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

   The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitments in a timely manner.

   Fitch's short-term ratings are as follows:

      F1+--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The "+" denotes an exceptionally strong credit feature.

      F1--Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

      F2--Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

      F3--The capacity for time timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                                           April 30, 2002
                                                           As Amended August 5,
                                                           2002
                                                           and January 13, 2003

SMITH BARNEY FUNDS, INC.
125 Broad Street
New York, NY 10004

                                                              SalomonSmithBarney
                                                     ---------------------------
                                                     A member of citigroup[LOGO]